ASHMORE FUNDS

Supplement dated December 31, 2019 to the Ashmore Funds Prospectus, Dated February 28, 2019 (as amended March 14, 2019)

Disclosure Related to the Ashmore Emerging Markets Frontier Equity Fund (the “Fund”)

This supplement contains information which amends, modifies or supersedes certain information contained in the Prospectus of the Fund dated February 28, 2019, as amended thereafter (the “Prospectus”).

Effective December 31, 2019, the Ashmore Emerging Markets Frontier Equity Fund will replace the MSCI Frontier Markets Index with the MSCI Frontier Emerging Markets Capped Index as the Fund’s primary benchmark because the new index more closely aligns with the Fund’s principal investment strategies. The MSCI Frontier Emerging Markets Capped Index is a customized benchmark produced by MSCI that is designed to measure equity market performance of constituent companies in each of the MSCI Frontier Markets Index (50%) and the Emerging Markets Crossover Markets portion of the MSCI Emerging Markets Index (50%).

An “Emerging Markets Crossover Market” means a country in the MSCI Emerging Markets Index that the Investment Manager currently considers to have characteristics of a frontier market in respect to economic, political or market structure. As of December 31, 2019, Emerging Markets Crossover Markets are the Philippines, Peru, Colombia, United Arab Emirates, Qatar, Argentina, Egypt and Pakistan. In the future, the constituents of Emerging Markets Crossover Markets will be modified to include any country in the MSCI Frontier Markets Index that is subsequently reclassified by MSCI to be a constituent of the MSCI Emerging Markets Index and for as long as it remains part of such index but does not constitute more than 3% thereof.

Investors Should Retain This Supplement for Future Reference